UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2014

CALDERA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54748	20-0982060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Kendall Square, Suite B2002, Cambridge, MA, 02139
(Address of principal executive offices) (zip code)

(617) 294-9697
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2014, the Board of Directors of Caldera Pharmaceuticals, Inc. (the “Company”) appointed an independent, non-executive Chairman of the Board of Directors. The Board of Directors has appointed Timothy Tyson to serve as the Company’s independent, non-executive Chairman. Mr. Tyson has served on the Company’s Board of Directors since October  2013, and will continue to serve on the Compensation and Nominations Committees. For his services as independent, non-executive Chairman of the Board, Mr. Tyson was issued options exercisable for 132,000 shares of the Company’s common stock and will receive monthly compensation of $10,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2014	CALDERA PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Gary Altman
	Name:	Gary G. Altman, Ph.D
	Title:	President and Chief Executive Officer

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